UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 405-8900

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events.

The Company is filing this Current Report on Form 8-K (this “Report”) to reflect certain required accounting adjustments described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 2, 2009. Neither this Report nor the exhibits filed herewith reflect any events occurring after March 2, 2009. This Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the Commission subsequent to the filing of the 2008 Form 10-K.

As previously disclosed in the 2008 Form 10-K, the Company adopted, as of January 1, 2009, Statement of Financial Accounting Standards No. 160, “Non-controlling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160 establishes accounting and reporting standards that are applied retrospectively for all periods presented. In connection with the adoption of SFAS No. 160, we have retrospectively changed the classification and presentation of non-controlling interests, previously referred to as minority interests. We have presented non-controlling interests of $231.0 million and $263.6 million at December 31, 2008 and 2007, respectively, as equity in the accompanying consolidated balance sheets. Additionally, in the accompanying consolidated statements of operations, we separately presented net losses attributable to non-controlling interests of $37.7 million for the year ended December 31, 2008 and net income attributable to non-controlling interests of $14.5 million and $6.1 million for the years ended December 31, 2007 and 2006, respectively. Other than these presentation changes, the adoption of SFAS No. 160 had no impact on our consolidated financial position or results of operations for the periods presented in the 2008 Form 10-K.

The Company has adjusted in Exhibits 99.1, 99.2 and 99.3 to this Report the following financial information contained in the 2008 Form 10-K to reflect the Company’s retrospective application of SFAS No. 160 to conform with the presentation adopted in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009:

•	Selected Financial Data;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Financial Statements.

The financial statements filed as Exhibit 99.3 to this Report also include financial information required pursuant to Rule 3-10, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered,” of Regulation S-X promulgated by the Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are being filed with this Report:

Exhibit No.	Exhibit Description

23.1	Consent of KPMG LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective adoption of SFAS No. 160)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective adoption of SFAS No. 160)

99.3	Financial Statements (adjusted to reflect the retrospective adoption of SFAS No. 160 and the financial information required pursuant to Rule 3-10 of Regulation S-X)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2009	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ ROBERT E. SULENTIC
Robert E. Sulentic Chief Financial Officer and Group President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of KPMG LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective adoption of SFAS No. 160)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective adoption of SFAS No. 160)

99.3	Financial Statements (adjusted to reflect the retrospective adoption of SFAS No. 160 and the financial information required pursuant to Rule 3-10 of Regulation S-X)